Exhibit 10.4

SECURITIES PLEDGE AGREEMENT

THIS AGREEMENT dated for reference May 7, 2008 is between:

RED MILE ENTERTAINMENT, INC., a Delaware corporation, having its chief executive office at at 223 San Anselmo Avenue, Suite #3, San Anselmo, CA 94960

 (the “Borrower”)

AND

SILVERBIRCH INC., an Ontario company having an office at Suite 500, 150 Ferrand Drive, Toronto, Ontario M3C 3E5

 (the “Lender”)

BACKGROUND

A.           The Lender has agreed to lend CAD$750,000 to the Borrower.

B.           The Borrower has agreed to execute and deliver this Agreement to the Lender as security for the payment and performance of its obligations to the Lender.

AGREEMENTS

For good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties agree as follows:

1. Securities Pledge.  The Borrower hereby assigns, mortgages, charges and pledges to and deposits with the Lender, and grants to the Lender a security interest in all of the securities in the capital of: (i) 2WG Media, Inc (Texas Corporation); (ii) Roveractive LTD (a Delaware Corporation); and (iii) Red Mile Entertainment PTY LTD (an Australian corporation) and any other corporation, limited liability company, partnership or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower (“Subsidiaries”), along with any substitutions, additions, proceeds or claims by the Borrower in respect of them (collectively, the “Pledged Securities”), as general and continuing collateral security for the payment and performance of all present and future debts, liabilities and obligations of the Borrower to the Lender (collectively the “Obligations”) until payment and performance in full of the Obligations.

2. Delivery of Pledged Securities. On or before the execution and delivery of this Agreement, the Borrower will deliver to the Lender share certificates representing the Pledged Securities, together with duly executed undated medallion signature guaranteed stock powers of attorney and certified directors' resolutions for each share certificate so delivered to the Lender, all in form and terms satisfactory to the Lender and sufficient to permit the transfer of such Pledged Securities on the registers maintained by the transfer agent for Subsidiaries, free and clear of all liens, claims, encumbrances, restrictions or other notations, to be held by the Lender pursuant to this Agreement until payment and performance in full of the Obligations.

The Borrower acknowledges and confirms that at all times in which Davis LLP holds or is otherwise in possession or has control or direction over the share certificates representing the Pledged Securities and/or the transfer documentation referred to above, it shall hold all such Pledged Securities and transfer documentation as agent for the Lender.

3. Representations and Warranties. The Borrower represents and warrants to the Lender that:

(a)	it is the sole legal and beneficial owner of all of the Pledged Securities;

(b)	no person holds any options, warrants, or other rights to acquire the Pledged Securities;

(c)	the Pledged Securities are validly issued, fully paid, non-assessable common shares in the capital of the Subsidaries;

(d)	the Pledged Securities are free and clear of all liens, mortgages, charges and security interests other than those created under this Agreement in favour of the Lender;

(e)
the Pledged Securities are not subject to any shareholders or other agreement or commitment, cease trade order, stop transfer restriction, or any resale restrictions or hold period that would in any way restrict or prevent the Lender from assigning or transferring such shares upon the occurrence of an Event of Default;

(f)	the Borrower has no reasonable grounds to believe that the Subsidaries is in default of its obligations under applicable securities law;

(g)
each of the Subsidiaries is in compliance, in all material respects, with its continuous disclosure obligations under applicable securities laws and, without limiting the generality of the foregoing, no adverse material change has occurred since the last financial statement and no adverse material fact exists in relation to the Pledged Securities which has not been publicly disclosed; and

(h)
no consent, approval, authorization or other order or other action by, and no notice to or filing with, any governmental authority or any other Person (other than the filing of a financing statement under the PPSA) will be required for the exercise by the Lender of the voting or other rights and the remedies provided for in this Agreement or in connection with the transfer of the Pledged Securities to the Lender or to a third party at the Lender’s direction pursuant to this Agreement, except as may be required by laws affecting the offering and sale of securities generally.

4. Realization on Default. On the occurrence and during the continuance of any default by the Borrower in the payment or performance of the Obligations or any default hereunder (each, an “Event of Default”), the Lender may at any time in its sole discretion, in accordance with any applicable law, realize upon or otherwise dispose of the Pledged Securities by sale, transfer, or delivery or may, to the fullest extent permitted by law, exercise and enforce all rights and remedies of a holder of the Pledged Securities as if the Lender were absolute owner of them, without notice to or control by the Borrower, and such remedies may be exercised separately or in combination and will be in addition to and not in substitution for any other rights the Lender may have.  The Borrower acknowledges and agrees that it shall continue to be liable for the outstanding Obligations, despite any action or inaction on the part of the Lender in selling or disposing of the Pledged Securities.

5. Costs and Expenses.  All costs and charges incurred by or on behalf of the Lender in connection with the Pledged Securities or their realization (including without limitation all legal fees (on a solicitor and own client basis) and court costs and all expenses of taking possession of, protecting and realizing upon the Pledged Securities including costs and charges in connection with realizing, collecting, selling, transferring or delivering the Pledged Securities or exercising or enforcing any rights under them) will be added to and form part of the Obligations and will be a first charge on the proceeds of any realization, collection, sale, transfer, delivery, exercise or enforcement.

6. Application of Proceeds.  The proceeds of the Pledged Securities will be applied by the Lender on account of the Obligations in such manner, order and priority as set out in or pursuant to the Credit Agreement.  If the proceeds of disposition of the Pledged Securities are insufficient to satisfy all of the Obligations, the Borrower will remain liable for any deficiency.  If, after the realization or disposition of the Pledged Securities and satisfaction of the Obligations there are any surplus Pledged Securities or proceeds of disposition, the Lender will account for such surplus Pledged Securities or process of disposition to the Borrower.

7. No Exhaustion of Recourse.  The Lender will not be obliged to exhaust its recourses against any other covenantor or any other person or persons, or against any other security it may hold in respect of the Obligations before realizing upon or otherwise dealing with the Pledged Securities in such manner as it considers desirable.  The Lender may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Borrower and with other parties, guarantors, indemnitors or securities as the Lender may see fit without prejudice to the rights of the Lender in respect of the Pledged Securities.

8. No Merger.  This security will not operate by way of merger of any of the Obligations and no judgment recovered by the Lender will operate by way of merger, of or in any way affect, the security now or in the future held by the Lender in respect of the Obligations or in respect of any other obligations of the Borrower.

9. Appointment of Attorney.  Any person who is at any relevant time an officer of the Lender is irrevocably appointed attorney of the Borrower, with full powers of substitution from time to time to endorse or transfer, or both, the Pledged Securities or any of them to the Lender, its nominees, or transferees, and the Lender and its nominees or transferees are empowered to exercise all rights and powers and to perform all acts of ownership concerning the Pledged Securities to the same extent as the Borrower may (including, without limitation, the right to execute on behalf of the Borrower any and all stock powers of attorney to transfer any of the Pledged Securities).  The power of attorney granted in this Agreement is in addition to, and not in substitution for, any stock power of attorney delivered by the Borrower with the delivery of the Pledged Securities, and such powers of attorney may be relied upon by the Lender severally or in combination.

10. Rights of the Borrower.  Until the occurrence of an Event of Default and a determination by the Lender to enforce the rights granted to it under this Agreement:

(a)
the Borrower will be entitled to exercise all voting rights in respect of the Pledged Securities and to give consents, waivers, notices and ratifications and to take other action in respect thereof, provided, however, that no votes shall be cast or consent, waiver, notice or ratification given or action taken which would:

(i)	impair or reduce the value of or restrict the transferability of the Pledged Securities; or

(ii)	be inconsistent with or violate any provisions of this Agreement, the Credit Agreement or any other security granted to or in favour of the Lender to secure the Obligations;

(b)
if any of the Pledged Securities is registered in the Lender’s name or is under the control of the Lender, the Lender, on the Borrower’s written request, shall execute and deliver to the Borrower suitable proxies, voting powers or powers of attorney in favour of the Borrower or its nominee or nominees for voting, giving consents, waivers, notices or ratifications or taking any other action the Borrower is permitted to take in respect of the Pledged Securities; and

(c)
the Borrower will be entitled to receive all cash dividends concerning the Pledged Securities provided that all dividends and distributions will be applied to reduce the Obligations.  Any other monies which may be received by the Borrower for or in respect of the Pledged Securities will be received as trustee for the Lender and will immediately be paid over to the Lender and be held by the Lender under the mortgage, charge, hypothecation, pledge and grant of security interest made by this Agreement.

11. Rights and Duties of the Lender.  Upon the occurrence of an Event of Default and a determination by the Lender to enforce the rights granted to it under this Agreement:

(a)	all of the Borrower’s rights pursuant to paragraph 10 shall cease and the Lender may enforce any of the Borrower’s rights with respect to the Pledged Securities; and

(b)
to the extent not already done, forthwith transfer control of such Pledged Securities to the Lender, as the Lender may direct.  The Lender shall not have any duty of care with respect to the Pledged Securities other than to use the same care in the custody and preservation of the Pledged Securities as it would with its own property.  The Lender may take no steps to defend or preserve the Borrower’s rights against the claims or demands of others.  The Lender, however, shall use its reasonable best efforts to give the Borrower notice of any claim or demand of which it becomes aware to permit the Borrower to have a reasonable opportunity to defend or contest the claim or demand.

12. Attachment.  The Borrower and the Lender acknowledge that it is their intention that the security interests created by this Agreement attach on execution by the Borrower and that value has been given.

13. Alteration of Capital.  In the event of any consolidation, subdivision, reclassification, stock dividend or other alteration to the capital of the Subsidiaries, the term “Pledged Securities” as it relates to shares in those companies will be considered to refer to the Pledged Securities described in paragraph 1 as increased, decreased, amended or supplemented and the Borrower will deliver immediately any replacement or additional share certificates, directors' resolutions and such other documents or instruments the Lender may require, to be held in accordance with the terms of this Agreement.

14. Discharge.  Upon payment in full of the Obligations, the Lender will return the share certificates representing the Pledged Securities and will release the Pledged Securities from the assignment, mortgage, charge, hypothecation, pledge and security interest created by this Agreement and will execute and deliver to the Borrower such releases and reassignments as the Borrower may reasonably require for such purpose.

15. Defined Terms.  Unless otherwise defined herein, all defined terms used in this Agreement shall have the meanings ascribed to them in the Credit Agreement.

16. Binding Effect.  The provisions of this Agreement will be binding upon and enure to the benefit of the Lender and the Borrower and their respective successors and assigns.

17. Governing Law.  This Agreement will be governed and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.  The Borrower submits to the non-exclusive jurisdiction of the Courts of the Province of Ontario and agrees to be bound by any suit, action or proceeding commenced in such Courts and by any order or judgment resulting from such suit, action or proceeding, but the foregoing will in no way limit the right of the Lender to commence suits, actions or proceedings based on this Agreement in any jurisdiction it may deem appropriate.

18. Notices.  In this Agreement:

(a)
any notice or communication required or permitted to be given under this Agreement will be in writing and will be considered to have been given if delivered by hand, transmitted by facsimile transmission or mailed by prepaid registered post to the address or facsimile transmission number of each party set out below:

(i)	if to the Lender:

Suite 500, 150 Ferrand Drive
Toronto, Ontario M3C 3E5

Attention:                  Derek van der Plaat
Fax No.:                      (416) 621-7715

(ii)	if to the Borrower:

Red Mile Entertainment, Inc.
223 San Anselmo Avenue,
Suite #3, San Anselmo, CA 94960

Attention:                 Chester Aldridge
Fax No:                      (415) 480-1393

or to such other address or facsimile transmission number as any party may designate in the manner set out above;

(b)	notice or communication will be considered to have been received:

(i)
if delivered by hand during business hours on a business day, upon receipt by a responsible representative of the receiver, and if not delivered during business hours, upon the commencement of business on the next business day;

(ii)
if sent by facsimile transmission during business hours on a business day, upon the sender receiving confirmation of the transmission, and if not transmitted during business hours, upon the commencement of business on the next business day; and

(iii)
if mailed by prepaid registered post upon the fifth business day following posting; except that, in the case of a disruption or an impending or threatened disruption in postal services every notice or communication will be delivered by hand or sent by facsimile transmission;

(c)	for the purposes of this paragraph “business day” means a day which is not a Saturday, Sunday or a holiday in Ontario.

19. Counterparts.  This Agreement may be executed in several counterparts, each of which so executed will be considered to be an original and such counterparts together will be one and the same instrument.

20. Further Assurances.  The Borrower will from time to time, whether before or after the occurrence of an Event of Default, do all such acts and things and execute and deliver all such certificates, deeds, transfers, assignments and instruments as the Lender may reasonably require for perfecting the security interest constituted by this Agreement and for facilitating the sale of the Pledged Securities in connection with any realization and for exercising all powers, authorities and discretions conferred upon the Lender.  The Borrower covenants and agrees with the Lender to discharge or cause to be discharged forthwith any encumbrances which may rank in priority to the Lender's security interest herein, and to provide the Lender with satisfactory evidence or other confirmation that any encumbrances or liens against the Borrower do not encumber the Pledged Securities.

21. Severability.  If any term of this Agreement is determined to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability will attach only to such term or part term, and the remaining part of the term and all other terms of this Agreement will continue in full force and effect.  The parties will negotiate in good faith to agree to a substitute term that will be as close as possible to the intention of any invalid or unenforceable term while being valid and enforceable.  The invalidity or unenforceability of any term in any particular jurisdiction will not affect its validity or enforceability in any other jurisdiction where it is valid or enforceable.

22. Acknowledgement and Waiver.  The Borrower hereby:

(a)	acknowledges receiving a copy of this Agreement; and

(b)
waives all rights to receive from the Lender a copy of any financing statement, financing change statement or verification statement filed or issued, as the case may be, at any time in respect of this Agreement or any amendment thereto.

TO EVIDENCE THEIR AGREEMENT each of the parties has executed this Agreement on the date first above written.

RED MILE ENTERTAINMENT, INC.

Per:

_______________________________
Authorized Signatory

SILVERBIRCH INC. Per: _______________________________ Authorized Signatory _______________________________ Authorized Signatory